Exhibit 99.2

Monthly  Operating Report

CASH BASIS

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

JUDGE:	Mark X Mulhn

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION6

MONTHLY OPERATING REPORT

MONTH ENDING:	June	2020
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UN ITED STATES CODE, I DECLARE UNDER PENALTY OF PERJU R'\' THAT I HAVE EXAMINED THE FOLLOW ING MONTHLY OPERATING REPORT (CASH BASIS-I THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND,

TO THE BEST OF MY KNOWLEDGE , THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Chief Restructurm _ g_ Officer
TITLE

Anlhonx_ C. Schnur	7/20/2020
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPAREu•	Controller
TITLE

Kimberlx_ Thomen	7/2 0/2020
PRINTED NAME OF PREPARER	DATE

Monthly  Operating Report

CASH BASIS-1

CASE NAME:In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:Case No. 20-41454-11

CASH RECEIPTS AND DISBURSEMENTS	Apr-20	May-20	Jun-20

1. CASH - BEGINNING OF MONTH	$73,366.08	$21,922.16	$246,402.70
RECEIPTS
2. CASH SALES	$-	$-
3. ACCOUNTS RECEIVABLE COLLECTIONS	-	30.48
4. LOANS AND ADVANCES	-	-
5. SALE OF ASSETS	-	-
6. LEASE & RENTAL INCOME	-	-
7. WAGES	-	-
8. OTHER (ATTACH LIST)	-	347,023.99	14,184.12
9. TOTAL RECEIPTS	$-	$347,054.47	$14,184.12
DISBURSEMENTS
10. NET PAYROLL	$36,556.25	$61,128.17	$63,078.78
11. PAYROLL TAXES PAID	14,184.46	21,839.89	$15,917.70
12. SALES,USE & OTHER TAXES PAID	-	-
13. INVENTORY PURCHASES	-	-
14. MORTAGE PAYMENTS	-	-
15. OTHER SECURED NOTE PAYMENTS	-	-
16. RENTAL & LEASE PAYMENTS	-	-	$8,000.00
17. UTILITIES	-	554.35	$1,564.48
18. INSURANCE	-	1,985.50	$5,870.91
19. VEHICLE EXPENSES	-	-
20. TRAVEL	-	-
21. ENTERTAINMENT	-	-
22. REPAIRS & MAINTENANCE	-	-
23. SUPPLIES	-	113.87
24. ADVERTISING	-	-
25. HOUSEHOLD EXPENSES	-	-
26. CHARITABLE CONTRIBUTIONS	-	-
27. GIFTS	-	-
28. OTHER (ATTACH LIST)	703.21	36,636.89	$47,243.91
29. TOTAL ORDINARY DISBURSEMENTS	$51,443.92	$122,258.67	$141,675.78
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES	$-	$-
31. U.S. TRUSTEE FEES	-	-
32. OTHER (ATTACH LIST)	-	-
33. TOTAL REORGANIZATION EXPENSES	$-	$-	$-
34. TOTAL DISBURSEMENTS	$51,443.92	$122,258.67	$141,675.78
35. NET CASH FLOW	$(51,443.92)	$224,795.80	$(127,491.66)
36. CASH - END OF MONTH	$21,922.16	$246,717.96	$118,911.04

Monthly Operating Report

CASH BASIS-1A

2020

CASE NAME:In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:Case No. 20-41454-11

CASH DISBURSEMENTS DETAIL	MONTH: June
CASH DISBURSEMENTS
DATE	PAYEE	PURPOSE	AMOUNT

TOTAL CASH DISBURSEMENTS			$-

BANK ACCOUNT DISBURSEMENTS
CK#	DATE	PAYEE	PURPOSE	AMOUNT
wire	06/11/20	ADP	10. Payroll	$33,918.86
wire	06/22/20	ADP - fees	10. Payroll	$218.79
wire	06/26/20	ADP	10. Payroll	$33,616.46
35008	06/16/20	Houston - 1177 West Loop South	16. Rental & Lease	$8,000.00
35005	06/16/20	Comcast	17. Utilities	$489.40
35019	06/19/20	Comcast	17. Utilities	$1,075.08
35003	06/22/20	Blue Cross Blue Shield	18. Insurance	$4,603.14
35011	06/17/20	Mutual of Omaha	18. Insurance	$1,192.38
35015	06/15/20	Vision Service Plan	18. Insurance	$75.39
35004	06/16/20	Blue Dog Consulting Group	Critical Vendor	$200.00
35006	06/16/20	Derik Ellis	Critical Vendor	$3,636.80
35009	06/15/20	IHS Global	Critical Vendor	$173.32
35012	06/16/20	EnergyLink Holdings	Critical Vendor	$92.75
35014	06/17/20	Stewart Organization	Critical Vendor	$34.83
35017	06/16/20	Blue Dog Consulting Group	Critical Vendor	$1,400.00
35020	06/16/20	Derik Ellis	Critical Vendor	$1,684.80
35021	06/17/20	Secure Networkers	Critical Vendor	$3,942.47
35022	06/16/20	Solium Capital	Critical Vendor	$539.94
wire	06/22/20	USI Southwest, Inc.	Critical Vendor	$1,316.70
wire	06/30/20	wire fees	Critical Vendor	$51.00
acct transfer	06/04/20	Fund new YE&P / Davis accts	Internal Transfer	$45,000.00

	TOTAL BANK ACCOUNT DISBURSEMENTS			$141,262.11

TOTAL DISBURSEMENTS FOR THE MONTH	$141,262.11

Monthly Operating Report

CASH BASIS-2

CASE NAME:In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:Case No. 20-41454-11

BANK RECONCILIATIONS	Acct #1	Acct #2	Acct #3
A. BANK:	Legacy Texas	Legacy Texas	Allegiance Bank	TOTAL
B. ACCOUNT NUMBER:	9621	9639	2378
C. PURPOSE (TYPE):	YCI Op Acct	YCI Payroll	YCI - Oper
1. BALANCE PER BANK STATEMENT	$(66.61)	$-	$246,402.70	$246,336.09
2. ADD: TOTAL DEPOSITS NOT CREDITED	$-	$-	$14,184.12	$14,184.12
3. SUBTRACT: OUTSTANDING CHECKS	$-	$-	$430.63	$430.63
4. OTHER RECONCILING ITEMS	$83.57	$-	$(141,262.11)	$(141,178.54)
5. MONTH END BALANCE PER BOOKS	$16.96	$-	$118,894.08	$118,911.04
6. NUMBER OF LAST CHECK WRITTEN	52020		35023

INVESTMENT ACCOUNTS
	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.
11. TOTAL INVESTMENTS			$-	$-

CASH
12. CURRENCY ON HAND	$-

13. TOTAL CASH - END OF MONTH	$118,911.04

(1)The Legacy Texas bank accounts were closed on May 29, 2020 and the money from the combined Yuma Companies, Yuma Exploration & Production, and Davis Petroleum accounts were transferred to Allegiance Bank DIP account 1004122378 on 5/29/2020. On June 4, 2020, $45,000 was transferred out of the Yuma Companies account 2378 to the the Yuma Exploration & Production and Davis Petroleum bank accounts to fund those accounts.

(2)	Petty cash was deposited on 6/26/2020.

Monthly Operating Report

CASH BASIS-3

CASE NAME:In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:Case No. 20-41454-11

ASSETS OF THE ESTATE
SCHEDULE "A" REAL PROPERTY	SCHEDULE AMOUNT	Apr-20	May-20	Jun-20

1. Total Current Assets	$-	$208,686.46	$407,418.70	$279,612.00
2. Net Other Property	$-	$263,278.66	$263,278.66	$252,029.00
3. Total Other Assets	$-	$16,227,523.08	$16,227,523.08	$16,227,523.08
4. OTHER (ATTACH LIST)	$-	$-
5. TOTAL REAL PROPERTY ASSETS	$-	$16,699,488.20	$16,898,220.44	$16,759,164.08
SCHEDULE "B" PERSONAL PROPERTY
1. CASH ON HAND
2. CHECKING, SAVINGS, ETC.
3. SECURITY DEPOSITS
4. HOUSEHOLD GOODS
5. BOOKS, PICTURES, ART
6. WEARING APPAREL
7. FURS AND JEWELRY
8. FIREARMS & SPORTS EQUIPMENT
9. INSURANCE POLICIES
10. ANNUITIES
11. EDUCATION
12. RETIREMENT & PROFIT SHARING
13. STOCKS
14. PARTNERSHIPS & JOINT VENTURES
15. GOVERNMENT & CORPORATE BONDS
16. ACCOUNTS RECEIVABLE
17. ALIMONY
18. OTHER LIQUIDATED DEBTS
19. EQUITABLE INTERESTS
20. CONTINGENT INTERESTS
21. OTHER CLAIMS
22. PATENTS & COPYRIGHTS
23. LICENSES & FRANCHISES
24. CUSTOMER LISTS
25. AUTOS, TRUCKS & OTHER VEHICLES
26. BOATS & MOTORS
27. AIRCRAFT
28. OFFICE EQUIPMENT
29. MACHINERY, FIXTURES & EQUIPMENT
30. INVENTORY
31. ANIMALS
32. CROPS
33. FARMING EQUIPMENT
34. FARM SUPPLIES
35. OTHER (ATTACH LIST)	$16,755,982.86
36. TOTAL PERSONAL PROPERTY ASSETS	$16,755,982.86	$-	$-	$-
37. TOTAL ASSETS	$16,755,982.86	$16,699,488.20	$16,898,220.44	$16,759,164.08

Monthly Operating Report

CASH BASIS-4

CASE NAME:In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:Case No. 20-41454-11

MONTH:                 June

LIABILITIES OF THE ESTATE
PREPETITION LIABILITIES	SCHEDULE AMOUNT	PAYMENTS
1. SECURED	$-
2. PRIORITY	$-
3. UNSECURED	$1,171,552.35
4. OTHER (ATTACH LIST)	$-
5. TOTAL PREPETITION LIABILITIES	$1,171,552.35	$-

POSTPETITION LIABILITIES	DATE INCURRED	AMOUNT OWED	DUE DATE	AMOUNT PAST DUE
1. FEDERAL INCOME TAXES
2. FICA/MEDICARE
3. STATE TAXES
4. REAL ESTATE TAXES
5. OTHER TAXES (ATTACH LIST)
6. TOTAL TAXES		$-		$-
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)
7
8See attached list
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29. (IF ADDITIONAL ATTACH LIST)		192,922.80		$69,972.80
30. TOTAL OF LINES 7 - 29		$192,922.80		$69,972.80
31. TOTAL POSTPETITION LIABILITIES		$192,922.80		$69,972.80

Monthly  Operating Report

CASH BASIS-4A

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

	MONTH:			June
ACCOUNTS RECEIVABLE AGING
	SCHEDULE AMOUNT	Apr-20	May-20	Jun-20

1. 0 - 30	$30.48	$30.48	$-	$-
2. 31 - 60	$-	$-	$-	$-
3. 61 - 90	$-	$-	$-	$-
4. 91 +	$-	$-	$-	$-
5. TOTAL ACCOUNTS RECEIVABLE	$30.48	$30.48	$-	$-
6. AMOUNT CONSIDERED UNCOLLECTIBLE
7. ACCOUNTS RECEIVABLE (NET)	$30.48	$30.48	$-	$-

AGING OF POSTPETITION TAXES AND PAYABLES
	0 - 30 DAYS	31-60 DAYS	90+ DAYS	Total
TAXES PAYABLE
1. FEDERAL				$-
2. STATE				$-
3. LOCAL				$-
4. OTHER (ATTACH LIST)				$-
5. TOTAL TAXES PAYABLE	$-	$-	$-	$-

6. ACCOUNTS PAYABLE	$122,950.00	$69,972.80	$-	$192,922.80

STATUS OF POSTPETITION TAXES FEDERAL
	BEGINNING TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING				$-
2. FICA-EMPLOYEE				$-
3. FICA-EMPLOYER				$-
4. UNEMPLOYMENT				$-
5. INCOME				$-
6. OTHER (ATTACH LIST)				$-
7. TOTAL FEDERAL TAXES	$-	$-	$-	$-
STATE AND LOCAL				$-
8. WITHHOLDING				$-
9. SALES				$-
10. EXCISE				$-
11. UNEMPLOYMENT				$-
12. REAL PROPERTY				$-
13. PERSONAL PROPERTY				$-
14. OTHER (ATTACH LIST)				$-
15. TOTAL STATE & LOCAL	$-	$-	$-	$-
16. TOTAL TAXES	$-	$-	$-	$-

Monthly Operating Report

CASH BASIS-5

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

MONTH:            June

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO INSIDERS		$-	$-

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TTL PAID TO DATE	TOTAL INCURRED & UNPAID
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO PROFESSIONALS		$-	$-	$-	$-

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST- PETITION
1.
2.
3.
4.
5.
6. TOTAL	$-	$-	$-

Monthly Operating Report

CASH BASIS-6

2020

CASE NAME:	In re: THE YUMA COMPANIES, INC.,

CASE NUMBER:	Case No. 20-41454-11

MONTH: June
QUESTIONNAIRE
	YES	NO
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12. ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1.	Art and excess furniture were sold.
10.	Agreed that payments would be made at sale closing which has been delayed.

INSURANCE

1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Yuma Companies Inc ‐ Post Petition Accounts Payable

As of 6/30/2020

Invoice Date	Due Date Vendor		Invoice Number	Net Value
05/01/20	05/02/20	AFCO	20200501	21,796.92

04/29/20	05/09/20	AT&T	20200429	167.03
4/12/20	5/12/20	AT&T Long Distance	2020412	5.16
5/12/20	5/12/20	AT&T Long Distance	857183869‐05	21.67
04/19/20	05/14/20	AT&T	7586524504‐A	1,588.48
04/19/20	05/14/20	AT&T	7586524504‐B	235.26
4/15/20	5/15/20	WolfePak Softare	M‐038073	3,600.00
04/29/20	05/22/20	FisherBroyles, LLP	308544A	25,000.00
04/23/20	05/23/20	LogMeIn USA, Inc.	1207957622	20.52
4/28/20	5/28/20	WolfePak Softare	S‐305094	263.14
05/14/20	05/29/20	Advantage Financial Services	27048201	291.19
04/30/20	05/30/20	Access	8102888‐B	167.89
4/30/20	5/30/20	Stretto	3533	16,815.54
05/01/20	06/01/20	R. Reese and Associates, PLLC	20‐059A	2,205.00
05/01/20	06/01/20	R. Reese and Associates, PLLC	20‐059B	701.00
05/22/20	06/05/20	AT&T Mobility	20200528	195.90
05/11/20	06/11/20	Seaport Global Securities LLC	INV‐02848	15,000.00
5/15/20	6/15/20	DataRooms.com, LLC	19265	1,462.82
6/12/20	6/17/20	AT&T Long Distance	20200622	90.66
05/20/20	06/20/20	Holzknecht Umali, Inc.	12911	2,499.00
05/27/20	06/27/20	Computershare Inc.	1830363‐B	549.27
5/27/20	6/27/20	Quadient Leasing USA, Inc.	N8320036	896.38
05/31/20	06/30/20	Access	8170193	315.00
05/31/20	06/30/20	IHS Global Inc	91109188	325.17
05/31/20	06/30/20	Stewart Organization Inc	1746223	10.83
5/31/20	6/30/20	Stretto	3632	9,832.79
6/1/20	7/1/20	Issuer Direct Corporation	1066334	3,186.49
6/1/20	7/1/20	R. Reese and Associates, PLLC	20‐080	81.00
6/18/20	7/3/20	FedEx	7‐042‐03961	26.93
6/4/20	7/4/20	Compuforms Data Products, Inc.	4‐605‐20	215.07
6/4/20	7/4/20	Xerox Corporation	10551031	40.71
6/5/20	7/5/20	Computershare Inc.	1845207	981.30
06/11/20	07/11/20	Seaport Global Securities LLC	INV‐03003	15,000.00
6/15/20	7/15/20	Advantage Financial Services	27246484	322.71
6/15/20	7/15/20	Dorsey & Whitney LLP	3587660	63,977.50
6/30/20	7/30/20	IHS Global Inc	91128756	325.17
6/30/20	7/30/20	Stretto	3738	4,709.30

Total				$192,922.8

The Yuma Companies

Support for Page 1

Receipts
Check Number	Date	Payor	Purpose	Type	Amount
	06/01/20	From Legacy Texas accounts	Internal Transfer	8. OTHER	$2,436.00
	06/04/20	COBRA reimbursement	Other	8. OTHER	88.00
	06/04/20	Sam Skipper Co	Sale of furniture	8. OTHER	550.00
	06/23/20	IOLTA	Refund	8. OTHER	28.25
	06/23/20	Sam Skipper Co	Sale of art	8. OTHER	600.00
	06/23/20	Sam Skipper Co	Sale of art	8. OTHER	6,600.00
	06/26/20	Deposit petty cash	Other	8. OTHER	381.87
	06/26/20	Sam Skipper Co	Sale of art	8. OTHER	3,500.00

Total Disbursements					$14,184.12
Check Number	Date	Payee	Purpose	Category	Amount

Total					$ ‐

Balance Sheet ‐ The Yuma Companies, Inc.

As of 6/30/2020

Assets		Liabilities and Equity
Cash and cash equivalents	$118,911	Current maturities‐bank debt	$ ‐
Trade receivables	‐	Notes payable‐ short term	183,889
Joint venture partner rec	‐	Current maturities‐other	‐
Oil and gas revenue	‐	Current maturities debt	$183,889
Allowance ‐ trade A/R	‐
Officers and employees	‐	Accounts payable ‐ trade	$1,156,879
Other	‐	Accounts payable ‐ officer	(1,070,553)
Allowance ‐ other A/R	‐	JV Partner Advances	‐
Prepaids	160,701	Oil & gas distribution payable	‐
Deferred charges and other	-	Intercompany advances, net	(6,472,351)
Total Current Assets	$279,612	Accounts payable	$(6,386,025)

Property and Equipment		Other deferred credits	$43,034
Not subject to amortization	$ ‐	Short term lease liability	‐
Subject to amortization	‐	Asset retirement obligations	‐
Depletion	‐	Accrued expenses and other	149,773
Net Oil and Gas Properties	$ ‐	Total Current Liabilities	$(6,009,329)

Construction in progress	$ ‐	Bank debt	$ ‐
Other property and equipment	376,408	Total Long‐Term Debt	$ ‐
Aksum DD&A other prop	(124,380)
Net Other Property	$252,029	Other Long‐Term Liabilities
		Asset retirement obligation	$ ‐
Other Assets		Long term lease liability	‐
Receivables from affiliate	$ ‐	Deferred rent credit	$245,164
Investment in subs & prtnshp	16,383,660	Restricted stock units	‐
Deposits	2,684	Other	‐
Operating right‐of‐use leases	(238,818)	Total Other Long‐Term Liabilities	$245,164
Public offering costs	79,997
Other assets	‐	Total Liabilities	$(5,764,165)
Total Other Assets	$16,227,523
		Equity
Total Assets	$16,759,164	Common stock	$ ‐
		Preferred stock	‐
		Capital in excess of par	34,214,985

		Distributions	$(19,636,106)
		Retained earnings	12,805,809
		Current period income(loss)	(2,008,951)
		Preferred stock accretion	(2,852,408)
		Retained earnings	$(11,691,656)

		Treasury stock, at cost	$ ‐
		Total Equity	$22,523,328

		Total Liabilities and Equity	$16,759,164